UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2013

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No 000-50886 (Commission File Number)	59-3778247 (IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York 10012

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:

(212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
Item 9.01	Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1	Press Release, dated February 6, 2013, issued by Virgin Media Inc.
Exhibit 99.2	Consent Solicitation Statement dated February 6, 2013 issued by Virgin Media Finance PLC
Exhibit 99.3	Consent Solicitation Statement dated February 6, 2013 issued by Virgin Media Secured Finance PLC
Exhibit 99.4	Consent Solicitation Statement dated February 6, 2013 issued by Virgin Media Secured Finance PLC

Item 8.01. Other Events.

In order to facilitate funding by Liberty Global, Inc. (“LGI”) in connection with the proposed merger of LGI and Virgin Media Inc. (the “Company”), LGI has requested that the Company’s subsidiaries Virgin Media Finance PLC and Virgin Media Secured Finance PLC seek the consent of their noteholders under the indentures governing the (i) dollar denominated 8.375% senior notes due 2019 and sterling denominated 8.875% senior notes due 2019 (collectively, the “2019 Notes”), (ii) dollar denominated 6.50% senior secured notes due 2018 and sterling denominated 7.00% senior secured notes due 2018 (collectively, the “2018 Notes”) and (iii) dollar denominated 5.25% senior secured notes due 2021 and sterling denominated 5.50% senior secured notes due 2021 (collectively, the “2021 Notes”) to waive and amend certain provisions of the indentures governing such notes.

In connection with the foregoing, on February 6, 2012, the Company announced that (a) Virgin Media Finance PLC has commenced a consent solicitation to waive and amend certain provisions of the indenture dated November 9, 2009 relating to the 2019 Notes and (b) Virgin Media Secured Finance PLC has commenced a consent solicitation to waive and amend certain provisions of (i) the indenture dated January 19, 2010 relating to the 2018 Notes and (ii) the indenture dated March 3, 2011 relating to the 2021 Notes.

The waivers sought in the consent solicitation will be effective and operative upon execution of a supplemental indenture. The Company is seeking that holders waive their right to a repurchase offer which would result from the change of control due to the merger of LGI and the Company and waive any and all other defaults which may arise as a result of the merger.

The amendments sought in the consent solicitation will only be operative upon successful completion of the merger and would (i) change the definition of “Change of Control” to reflect the ownership of the Company following the merger, (ii) allow for the satisfaction of the ongoing reporting requirement through provision of the reports of a new U.K. public company in lieu of those of the Company and (iii) amend certain other provisions of the indentures as described in the Consent Solicitation Statements dated February 6, 2013.

A copy of the press release issued by the Company in connection with the consent solicitations is attached as Exhibit 99.1 and incorporated herein by reference.

A copy of each Consent Solicitation Statement with respect to the 2018 Notes, 2019 Notes and 2021 Notes is attached as Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4, respectively, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release, dated February 6, 2013, issued by Virgin Media Inc.

99.2 Consent Solicitation Statement dated February 6, 2013 issued by Virgin Media Finance PLC relating to the 2018 Notes

99.3 Consent Solicitation Statement dated February 6, 2013 issued by Virgin Media Secured Finance PLC relating to the 2019 Notes

99.4 Consent Solicitation Statement dated February 6, 2013 issued by Virgin Media Secured Finance PLC relating to the 2021 Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 7, 2013

VIRGIN MEDIA INC.

/s/ Howard Kalika

Name:	Howard Kalika
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press Release, dated February 6, 2013, issued by Virgin Media Inc.
Exhibit 99.2	Consent Solicitation Statement dated February 6, 2013 issued by Virgin Media Finance PLC relating to the 2018 Notes
Exhibit 99.3	Consent Solicitation Statement dated February 6, 2013 issued by Virgin Media Secured Finance PLC relating to the 2019 Notes
Exhibit 99.4	Consent Solicitation Statement dated February 6, 2013 issued by Virgin Media Secured Finance PLC relating to the 2021 Notes